UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 28, 2005
                                                    --------------

                                 NVE Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2005 the Compensation Committee of our Board of Directors approved an immediate and full acceleration of vesting of all stock options outstanding under the NVE Corporation 2000 Stock Option Plan as Amended July 19, 2001 with an exercise price greater than $20 per share (the "Acceleration").

The closing per share price of the company's common stock on the Nasdaq SmallCap Market on March 28, 2005 was $16.93. For book reporting purposes, no compensation expense will be recognized related to the Acceleration as the affected options had exercise prices higher than the fair value of the underlying common stock on the effective date of the Acceleration.

The Company will amend all relevant option agreements to reflect the Acceleration.

The Acceleration was approved in anticipation of the impact of Financial Accounting Standards Board SFAS No. 123(R), which requires the expensing of unvested options. Public entities that do not file as small business issuers will be required to apply SFAS No. 123(R) as of the first interim reporting period that begins after June 15, 2005. We do not expect to be eligible to file as a small business issuer in the fiscal year ending March 31, 2006. Accordingly, we expect to adopt SFAS No. 123(R) commencing with the quarter that begins July 1, 2005.

As a result of the Acceleration, out-of-the-money options to purchase 42,125 shares of the company's common stock became immediately exercisable as of March 28, 2005. The following table summarizes such shares by range of exercise price:

              Range of Exercise Price      Accelerated Shares
              -----------------------      ------------------
                 $20.00 - $34.99                 35,000
                 $35.00 - $49.99                  5,250
                 $50.00 - $59.99                  1,875
                                                 ------
                 Total Shares                    42,125

Of the total shares accelerated, executive officers and directors of the company hold options to purchase 39,500 shares of common stock as follows:

Officer or Director        Per Share Exercise Price       Accelerated Shares
---------------------      ------------------------       ------------------
Daniel A. Baker                    $29.65                       35,000
Patricia M. Hollister              $37.38                        4,500
                                                                ------
Total shares held by executive officers and directors           39,500

Copies of the amendments to the stock option agreements of Mr. Baker and Ms. Hollister are filed as Exhibits 10.1 and 10.2 to this Current Report.


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

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

The following exhibits are filed as a part of this Current Report:

Exhibit                              Description
-------                              -----------
 10.1 Amendment No. 1 dated March 28, 2005 to Stock Option Agreement dated May 7, 2004 between the Company and Daniel A. Baker

 10.2 Amendment No. 1 dated March 28, 2005 to Stock Option Agreement dated August 17, 2004 between the Company and Patricia M. Hollister


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVE CORPORATION
                                             (Registrant)

Date  March 30, 2005                      /s/ Daniel A. Baker
                                          -------------------
                                          By: Daniel A. Baker
                                          President and Chief Executive Officer



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